Accounting Policies - (Policies)	6 Months Ended
Jun. 30, 2019
Disclosure of significant accounting policies [Abstract]
Leases
IFRS 16 ‘Leases’ - Accounting policy applied from 1 January 2019

IFRS 16 'Leases' applies to the recognition, measurement, presentation and disclosure of leases. Certain leases are exempt from the standard, including leases to explore for or use minerals, oil, natural gas and similar non-regenerative resources. The Group does not apply IFRS 16 to arrangements which fall within the scope of IAS 38 'Intangible Assets'.

A significant proportion by value of the Group’s lease arrangements relate to dry bulk vessels and offices. Other leases include land and non-mining rights, warehouses, equipment and vehicles. The majority of lease terms are negotiated through the Group’s procurement function, although agreements contain a wide range of different terms and conditions.

The Group recognises all lease liabilities and corresponding right of use assets, with the exception of short-term (12 months or fewer) and low value leases, on the balance sheet. Lease liabilities are recorded at the present value of: fixed payments; variable lease payments that depend on an index or rate; amounts payable under residual value guarantees; and extension options expected to be exercised. Where a lease contains an extension option which the Group can exercise without negotiation, lease payments for the extension period are included in the liability if the Group is reasonably certain that it will exercise the option. Variable lease payments not dependent on an index or rate are excluded from the calculation of lease liabilities. Payments are discounted at the incremental borrowing rate of the lessee, unless the interest rate implicit in the lease can be readily determined. For lease agreements relating to vessels and properties, non-lease components are excluded from the projection of future lease payments and recorded separately within operating costs on a straight-line basis. The right of use asset, resulting from a lease arrangement, at initial recognition reflects the lease liability, initial direct costs and any lease payments made before the commencement date of the lease less any lease incentives and, where applicable, provision for dismantling and restoration.

The Group recognises depreciation of right of use assets and interest on lease liabilities in the income statement over the lease term. Repayments of lease liabilities are separated into a principal portion (presented within financing activities) and interest portion (which the Group presents in operating activities) in the cash flow statement. Payments made before the commencement date are included within financing activities unless they in substance represent investing cash flows, for example where pre-commencement cash flows are significant relative to aggregate cash flows of the leasing arrangement.

Right of use assets are included in the review for impairment of property, plant and equipment and intangible assets with finite lives, if there is an indication that the carrying amount of the cash generating unit may not be recoverable.

Uncertainty over Income Tax Treatments'
IFRIC 23 ‘Uncertainty over Income Tax Treatments’ - Accounting policy applied from 1 January 2019

IFRIC 23 changed the method of calculating provisions for uncertain tax positions. The Group previously recognised provisions based on the most likely amount of the liability, if any, for each separate uncertain tax position. The interpretation requires a probability weighted average approach to be taken in situations where there is a wide range of possible outcomes. For tax issues with a binary outcome, the most likely amount method remains in use.